UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4626

 THE CASCADES TRUST
(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 3/31/14

Date of reporting period: 3/31/14

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS

Annual Report March 31, 2014

Aquila Tax-Free Trust of Oregon “Aquila Turns 30!” Serving Oregon investors since 1986

May, 2014

Dear Fellow Shareholder:

I’d like to take you back 30 years - to the year 1984.

1984 was the year that

•	Geraldine Ferraro became the 1st woman major-party vice presidential candidate;

•	Apple introduced the Macintosh computer with the promise to put the creative power of technology in everyone’s hands; and,

•	Aquila Management Corporation (“Aquila”), the Founder and Sponsor of Aquila Tax-Free Trust of Oregon (the “Trust”), was founded.

We are very proud of the fact that Aquila Tax-Free Trust of Oregon, and the 6 other single state tax-free municipal bond funds sponsored by Aquila, have served thousands of residents and local municipal projects over the years.

Besides providing you and our other shareholders with double tax-free income, these 7 Aquila-sponsored funds have continually helped to improve the quality of life throughout their respective states by investing in these local, and oftentimes critical, municipal projects.

While we have made certain changes, out of necessity or desire, over the past 30 years, we have also taken great pride in sticking to our core values and beliefs:

•	First and foremost, never forgetting that it is your money and your Trust, investing in your state.

•
Second, we value the fact that you and your fellow shareholders have invested in the Trust based upon its investment strategy which is designed to provide as high a level of double tax-free income, as is consistent with the preservation of capital.

•	We believe having local trustees and local portfolio management adds a unique benefit to our funds. We don’t have to read about issues affecting the state, because we have our local eyes and ears.

Our portfolio management teams are attuned to the nuances of the local municipal markets—the economy and policy decisions. Collectively, they are in a better position to “kick the tires”—periodically visiting individual projects as deemed desirable, monitoring economic developments, staying familiar with local officials responsible for managing budgets, and observing the mood of the electorate as various projects are put to a vote.

NOT A PART OF THE ANNUAL REPORT

•	We don’t believe in using financial jargon – instead, we seek to provide information in an easy to understand format.

•
As much as possible, we like to know our shareholders and like for you to know us. Annual in-state shareholder meetings give us the opportunity to do so. Aquila is very unique in the degree of shareholder participation we encourage.

•	And, having an open forum at these annual meetings where shareholders can ask any questions they may have has been one of our primary goals since day one.

So while we embrace all the advances that the last 30 years have offered us all, we also like the good, old-fashioned face-to-face way of doing business.

We’ve thoroughly enjoyed the last 30 years of serving you and your communities.

We hope you will continue to join us on this fulfilling journey.

Sincerely,
Diana P. Herrmann, Vice Chair and President

Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Tax-Free Trust of Oregon ANNUAL REPORT Management Discussion Serving Oregon investors since 1986

U.S. Economy

     Over the past year, unemployment has continued to gradually improve on a national basis. The federal budget passed in late 2013 significantly reduced anxieties related to the cuts called for by the sequester plan that had been in place at the time. On April 4, 2014, the U.S. Bureau of Labor and Statistics released the unemployment rate which is estimated at 6.7% versus 7.5% in April 2013. With current average monthly job growth of approximately 183,000 jobs, the nation is, hopefully, within a few months of regaining the employment peak set in 2008. While this is good news for the overall economy, it has also prompted changes in policy for the Federal Reserve (the “Fed”).

     On March 4th of this year, Fed Chair Janet Yellen called an unscheduled meeting of policymakers to propose altering the Fed’s pledge to hold borrowing costs at record lows at least as long as unemployment exceeds 6.5%. Fed officials agreed that the existing 6.5% threshold was “becoming outdated” and on March 19, the first gathering led by Chair Yellen since she succeeded Ben Bernanke, the Federal Open Market Committee (“FOMC”) abandoned the unemployment threshold. Fed officials have stated that going forward they will review a wider range of data when considering increases to borrowing costs. In addition, the FOMC announced a third $10 billion reduction to quantitative easing, reducing its monthly bond purchases to $55 billion and keeping with market expectations.

Municipal Market

     A combination of reduced supply, asset rotation out of equities and into bonds, positive developments for Puerto Rico’s bond sale and bond insurer performance in Detroit have collectively conspired to renew demand for the municipal sector. Furthermore, economic fundamentals bode well for municipal credits with unemployment rates falling in more than half of the fifty states in addition to growing payrolls. Credit fundamentals are also improving with year-to-date payment defaults lower than the same period last year. Furthermore, following a long period of inactivity new entities are entering the market affording diversity in credit support for investors. Nevertheless, issuance currently remains notably low relative to previous years.

     The City of Detroit bankruptcy, with an estimated $18 billion in debts and projected liabilities, is the largest municipal bankruptcy in U.S. history. As such it has broken new ground and been the subject of debate. The handling of Detroit’s general obligation bonds has been the center of much of this debate. Initially Detroit proposed an 85% haircut to general obligation bondholders; however the City’s most recently proposed settlement agreement calls for only a 26% haircut. While negotiations appear to be improving, this case is far from resolved and several major creditors are likely to continue opposing Detroit in court, including bond insurers Financial Guaranty Insurance Co. and Syncora, both of which would incur significant losses should Detroit’s restructuring proposal proceed.

1 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     Municipal credit pressures and uncertainty posed by the Detroit bankruptcy case have renewed interest in financial guarantors. Standard & Poor’s has upgraded the credit ratings of both Assured Guaranty and National Public Finance. This reflects not only the improved status of bond insurers in the municipal market, but likely foreshadows the possibility of a greater presence of insured bonds in the new issue market. However, the rating decline below AAA of bond insurers has left an indelible impression that we believe is not likely to leave anytime soon. Nevertheless, with improved credit ratings it is likely that middle-market issuers will be able to again realize an economic benefit from bond insurance and therefore likely that we will see more insured deals beginning as soon as later this year.

     The FOMC’s announcement mentioned above, regarding further tapering, placed upward pressure on rates and the municipal market responded with a flattened yield curve. As such, the market has largely responded predictably to the news unlike June 2013, when the market responded with the worst 3-day loss in a quarter century after then Fed Chair Bernanke’s comments on tapering the FOMC’s bond-buying program. Following this news the Municipal Market Advisors and Municipal Market Data yields jumped nearly 60 basis points, the biggest three-day increase since April 1987. However, the overall tone of the municipal market has recently improved significantly due to low supply, generally encouraging economic news and improved credit fundamentals of bond issuers.

State Economy

     Much like the national economy, activity has improved across the State of Oregon. As of March 31st, the State reported that total nonfarm employment had grown 2.8% since March of 2013 and that the growth has been broadly based across all major private sectors. The improvement in Oregon employment can largely be attributed to improvement in housing and the public sector. What is noteworthy about job growth over the past year is that improvements have not been limited to the Portland metropolitan area. While Portland has continued to add jobs at a steady rate, other areas including Bend and Medford have also been adding jobs. According to the State of Oregon Employment Department, the Bend metropolitan area has been the fastest growing job market with job gains of over 3%, followed by the Salem metropolitan area which gained 2.6%.

     While the national municipal market continues to process isolated negative headlines, Oregon has been remarkably quiet. Headlines in Oregon have primarily related to pension reform and funding solutions for Oregon’s timber counties. Recently approved pension legislation has had a dramatic impact on funding levels of the State of Oregon Public Employees Retirement System (“PERS”). As a result of legislative reforms and strong investment returns, the PERS unfunded actuarial liability of $8.1 billion (as of March), excluding side accounts, is estimated at half of what it was at the end of 2011, at which time it totaled $16.3 billion. However, through our credit research we have noted distinct differences in pension funding levels and pension contribution levels at the issuer level. We remain concerned about the contribution levels many issuers face and as a result, our credit research includes a review of each holding’s pension exposure. Through our credit research and as a part of our credit committee we plan to maintain a focus on Oregon healthcare issuers and have placed them under close scrutiny as hospitals continue to face cost challenges and the uncertain impact of the Affordable Care Act.

2 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     First quarter tax-exempt bond issuance in Oregon was merely a fifth of the issuance seen during the first quarter of 2013 and roughly half the levels seen in the preceding three first quarters. Not only has the overall par amount of bonds issued declined, but the number of issues has declined as well. In addition, the State of Oregon has not issued bonds with the same vigor as previous first quarters. Oregon voters have also not been as permissive as they had been in previous years and only approved 15% of par amount presented at the November ballot. While much of the issuance by local governments continues to be driven by school districts, in 2014 we have seen a relatively diverse array of local governments issuing bonds.

Fund Performance

     The total return without sales charges for the Aquila Tax-Free Trust of Oregon Class A Shares based on the net asset value was -0.04% for the year ended March 31, 2014. The Barclays Capital Quality Intermediate Municipal Bond Index (the “Index”) returned 0.93% for the same period. Portfolio factors that provided favorable comparisons to the Index included shorter modified duration, higher average credit quality, higher average coupon, and higher health care sector exposure. Characteristics that contributed to unfavorable Index comparisons were higher exposure to the school district sector, greater emphasis on pre-refunded bonds, and the fact that Oregon bonds in aggregate slightly underperformed the general municipal market.

Outlook and Strategy

     We expect that the economy and interest rates will be range bound over the next several months. The major macroeconomic variables such as housing, employment, corporate earnings and Gross Domestic Product (“GDP”) growth have painted a fairly tepid economic picture. As a result, we do not expect a sharp rise in interest rates, but rather a slight upward bias driven by the slow tapering of securities purchases by the Fed. These market conditions could allow us to take advantage of higher yields by replacing some securities that we purchased in the very low interest rate environment of the past 2 years.

3 | Aquila Tax-Free Trust of Oregon

MANAGEMENT DISCUSSION (continued)

     We intend to continue our defensive investment strategy by striving to maintain the portfolio average maturity in the 9 to 12 year range, emphasizing investment grade credit quality, and a balanced exposure to callable bonds. The hallmark of the Trust in recent years has been the in-depth credit research performed on all portfolio holdings. We believe that it is critical to dedicate our efforts to this important monitoring and surveillance function in the current rapidly changing economic environment.

     Thank you for your investment in Aquila Tax-Free Trust of Oregon.

     Mutual fund investing involves risk and loss of principal is possible.

     The market prices of the Trust’s securities may rise or decline in value due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down.

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point in time.

     Investments in the Trust are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

     The value of municipal securities can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory developments, legislative actions, and by uncertainties and public perceptions concerning these and other factors. The Trust may be affected significantly by adverse economic, political or other events affecting state and other municipal issuers in which it invests, and may be more volatile than a more geographically diverse fund.

     If interest rates fall, an issuer may exercise its right to prepay its securities, and the Trust could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

     A portion of income may be subject to local, state, and federal tax. Capital gains, if any, are subject to capital gains tax.

These risks may result in share price volatility.

     Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the Trust’s historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

4 | Aquila Tax-Free Trust of Oregon

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Tax-Free Trust of Oregon for the 10-year period ended March 31, 2014 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state-specific bond market performance.

	Average Annual Total Return
	for periods ended March 31, 2014
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A since 6/16/86
With Maximum Sales Charge	(4.00)%	3.70%	3.30%	5.37%
Without Sales Charge	(0.04)	4.56	3.72	5.52
Class C since 4/5/96
With CDSC**	(1.88)	3.68	2.84	3.76
Without CDSC	(0.89)	3.68	2.84	3.76
Class Y since 4/5/96
No Sales Charge	0.11	4.72	3.86	4.80
Barclays Capital Index	0.93	4.32	4.07	5.60	* (Class A)
				4.88	(Class C & Y)

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

* From commencement of the index on 1/1/87.
** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

5 | Aquila Tax-Free Trust of Oregon

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the
Shareholders of Aquila Tax-Free Trust of Oregon:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Aquila Tax-Free Trust of Oregon as of March 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the six month period ended March 31, 2013 and the year ended September 30, 2012, and the financial highlights for the year then ended, the six month period ended March 31, 2013 and each of the four years in the period ended September 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Tax-Free Trust of Oregon as of March 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

6 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (49.3%)	(unaudited)	Value

	City & County (5.0%)
	Bend, Oregon
$2,435,000	4.000%, 06/01/24	Aa2/NR/NR	$2,637,543
	Canby, Oregon
1,405,000	4.000%, 12/01/24 AGMC Insured	A2/NR/NR	1,490,312
1,060,000	5.000%, 06/01/27	A2/NR/NR	1,155,686
	Clackamas County, Oregon Refunding
1,135,000	4.000%, 06/01/24	Aa2/NR/NR	1,220,840
	Clackamas County, Oregon Tax
	Allocation
705,000	6.500%, 05/01/20	NR/NR/NR*	714,334
	Hillsboro, Oregon
380,000	3.500%, 06/01/15 Series B	Aa3/NR/NR	391,875
390,000	3.500%, 06/01/16 Series B	Aa3/NR/NR	410,533
345,000	3.500%, 06/01/17 Series B	Aa3/NR/NR	365,124
	Lebanon, Oregon Refunding
1,050,000	5.000%, 06/01/24	A2/NR/NR	1,194,532
	Portland, Oregon
4,920,000	4.350%, 06/01/23	Aa1/NR/NR	4,926,986
	Portland, Oregon Public Safety
2,130,000	4.125%, 06/01/26 Series A	Aaa/NR/NR	2,257,310
	Portland, Oregon Revenue Limited
	Tax, Improvement
950,000	4.000%, 06/01/22 Series A	Aa1/NR/NR	981,531
	Redmond, Oregon Refunding
735,000	5.000%, 06/01/23 Series A	A1/NR/NR	829,896
	City of Salem, Oregon
1,585,000	4.000%, 06/01/17	NR/AA-/NR	1,727,396
1,750,000	5.000%, 06/01/29	NR/AA-/NR	1,911,753
	Washington County, Oregon
2,465,000	5.000%, 06/01/23	Aa1/NR/NR	2,663,408
	Total City & County		24,879,059

	Community College (6.0%)
	Central Oregon Community College
	District
1,850,000	4.750%, 06/15/22	NR/AA+/NR	2,093,312
2,195,000	4.750%, 06/15/23	NR/AA+/NR	2,464,875
2,175,000	4.750%, 06/15/26	NR/AA+/NR	2,412,162
	Chemeketa, Oregon Community
	College District
1,385,000	5.500%, 06/01/14 ETM FGIC Insured	NR/NR/NR*	1,396,814

7 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Community College (continued)
	Chemeketa, Oregon Community
	College District
$1,010,000	5.500%, 06/15/24	NR/AA+/NR	$1,168,469
1,235,000	5.000%, 06/15/25	NR/AA+/NR	1,363,563
1,540,000	5.000%, 06/15/26	NR/AA+/NR	1,690,612
	Clackamas, Oregon Community
	College District
1,535,000	5.000%, 05/01/25 NPFG Insured	Aa3/AA/NR	1,610,921
	Columbia Gorge, Oregon Community
	College District, Refunding
1,000,000	4.000%, 06/15/24	Aa1/NR/NR	1,079,730
	Lane, Oregon Community College
1,840,000	5.000%, 06/15/24	NR/AA+/NR	2,134,676
	Oregon Coast Community College
	District State
1,590,000	5.250%, 06/15/17 NPFG Insured
	(pre-refunded)	Aa1/NR/NR	1,606,202
1,770,000	5.000%, 06/15/25	Aa1/NR/NR	2,033,889
	Portland, Oregon Community
	College District
7,915,000	5.000%, 06/15/28	Aa1/AA/NR	8,768,079
	Total Community College		29,823,304

	Higher Education (2.2%)
	Oregon State, Oregon University
	System
1,090,000	5.000%, 08/01/25 Series N	Aa1/AA+/AA+	1,292,500
1,170,000	4.000%, 08/01/25 Series B	Aa1/AA+/AA+	1,272,703
	Oregon State, Oregon University
	System Projects
2,365,000	4.000%, 08/01/26 Series H	Aa1/AA+/AA+	2,513,049
	State of Oregon Board of Higher
	Education
820,000	zero coupon, 08/01/16	Aa1/AA+/AA+	794,900
1,125,000	5.000%, 08/01/21 Series A
	(pre-refunded)	NR/NR/NR*	1,195,785
875,000	5.000%, 08/01/21 Series A
	(pre-refunded)	Aa1/AA+/NR	930,659
500,000	5.750%, 08/01/29 Series A
	(pre-refunded)	Aa1/AA+/NR	598,225

8 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	State of Oregon Board of Higher
	Education (continued)
$1,000,000	5.000%, 08/01/34	Aa1/AA+/AA+	$1,090,750
1,000,000	5.000%, 08/01/38	Aa1/AA+/AA+	1,089,900
	Total Higher Education		10,778,471

	Housing (0.2%)
	State of Oregon Veterans’ Welfare
550,000	4.800%, 12/01/22	Aa1/AA+/AA+	581,499
400,000	4.900%, 12/01/26	Aa1/AA+/AA+	419,904
	Total Housing		1,001,403

	School District (24.2%)
	Clackamas County, Oregon School
	District #12 (North Clackamas)
8,000,000	5.000%, 06/15/27 AGMC Insured
	Series B	Aa1/AA+/NR	8,621,360
9,250,000	5.000%, 06/15/29 AGMC Insured	Aa1/AA+/NR	9,941,807
	Clackamas County, Oregon School
	District #46 (Oregon Trail)
1,000,000	5.000%, 06/15/22	NR/AA+/NR	1,123,750
1,865,000	5.000%, 06/15/28 Series A	NR/AA+/NR	2,042,324
1,800,000	5.000%, 06/15/29 Series A	NR/AA+/NR	1,963,008
2,000,000	4.500%, 06/15/30 AGMC Insured	Aa1/AA+/NR	2,085,840
2,000,000	5.000%, 06/15/32 Series A	NR/AA+/NR	2,146,320
3,780,000	4.750%, 06/15/32 Series A	NR/AA+/NR	3,975,124
	Clackamas County, Oregon School
	District #86 (Canby)
1,800,000	5.000%, 06/15/24	Aa1/AA+/NR	2,095,434
1,110,000	5.000%, 06/15/25 Series A	Aa1/AA+/NR	1,284,248
	Clackamas & Washington Counties,
	Oregon School District No. 3JT
	(West Linn-Wilsonville)
1,110,000	5.000%, 06/15/26	Aa1/AA+/NR	1,246,219
2,850,000	5.000%, 06/15/27	Aa1/AA+/NR	3,216,054
2,000,000	4.500%, 06/15/29	Aa1/AA+/NR	2,113,740
1,965,000	5.000%, 06/15/30	Aa1/AA+/NR	2,164,762
3,000,000	5.000%, 06/15/33	Aa1/AA+/NR	3,261,150
500,000	5.000%, 06/15/34	Aa1/AA+/NR	542,275

9 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Columbia County, Oregon School
	District #502
$2,070,000	zero coupon, 06/01/15 NPFG/ FGIC
	Insured	Aa3/A/NR	$2,032,285
	Columbia & Washington Counties,
	Oregon School District #47J
	(Vernonia)
3,430,000	5.00%, 06/15/27	NR/AA+/NR	3,813,268
	Deschutes County, Oregon School
	District #6 (Sisters)
1,735,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,993,619
1,030,000	5.250%, 06/15/21 AGMC Insured	A2/AA+/NR	1,194,203
	Deschutes and Jefferson Counties,
	Oregon School District #02J
	(Redmond)
1,000,000	5.000%, 06/15/21 NPFG/ FGIC
	Insured	Aa1/NR/NR	1,008,260
1,025,000	zero coupon, 06/15/23	Aa1/NR/NR	784,340
5,000,000	6.000%, 06/15/31 (pre-refunded)	Aa1/NR/NR	6,005,100
	Hood River County, Oregon School
	District Refunding
365,000	3.000%, 06/15/14	NR/AA+/NR	367,051
385,000	3.000%, 06/15/15	NR/AA+/NR	397,301
250,000	4.000%, 06/15/16	NR/AA+/NR	266,390
	Jackson County, Oregon School
	District #9 (Eagle Point)
2,080,000	5.500%, 06/15/15 NPFG Insured	Aa1/NR/NR	2,208,669
1,445,000	5.500%, 06/15/16 NPFG Insured	Aa1/NR/NR	1,583,460
	Jackson County, Oregon School
	District #549C (Medford)
1,000,000	4.625%, 06/15/27	Aa1/AA+/NR	1,061,200
2,000,000	4.750%, 12/15/29 AGMC Insured	Aa1/AA+/NR	2,114,440
1,000,000	5.000%, 06/15/33	Aa1/AA+/NR	1,075,460
	Jefferson County, Oregon School
	District #509J
1,400,000	5.000%, 06/15/25	Aa1/NR/NR	1,618,722
	Klamath County, Oregon School
	District
1,250,000	5.000%, 06/15/24	NR/AA+/NR	1,449,637

10 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Lane County, Oregon School
	District #4J (Eugene) Refunding
$1,000,000	5.000%, 07/01/15	Aa1/NR/NR	$1,059,370
1,130,000	4.000%, 06/15/23	Aa1/NR/NR	1,222,423
	Lane County, Oregon School
	District #19 (Springfield)
3,425,000	zero coupon, 06/15/29 AGMC
	Insured	Aa1/NR/NR	1,736,441
	Lincoln County, Oregon School
	District
2,370,000	4.000%, 06/15/24 Series A	Aa1/NR/NR	2,538,223
	Marion & Clackamas Counties,
	Oregon School District #4J
	(Silver Falls)
1,260,000	5.000%, 06/15/24	Aa1/NR/NR	1,477,829
	Morrow County, Oregon School
	District #1
1,710,000	5.250%, 06/15/19 AGMC Insured	A2/AA+/NR	1,964,893
	Multnomah County, Oregon School
	District #7 (Reynolds) Refunding
1,165,000	5.000%, 06/01/29	Aa3/NR/NR	1,288,234
	Multnomah County, Oregon School
	District #40 (David Douglas)
1,500,000	5.000%, 06/15/23 Series A	NR/AA+/NR	1,741,425
	Multnomah and Clackamas Counties,
	Oregon School District #10
	(Gresham-Barlow)
4,275,000	5.250%, 06/15/19 AGMC Insured	Aa1/AA+/NR	4,980,802
	Multnomah and Clackamas Counties,
	Oregon School District #28JT
	(Centennial)
2,680,000	5.250%, 12/15/18 AGMC Insured	Aa1/NR/NR	3,118,475
	Polk, Marion & Benton Counties,
	Oregon School District #13J
	(Central)
1,520,000	5.000%, 06/15/21 AGMC Insured
	(pre-refunded)	A2/AA+/NR	1,721,795
	Salem-Keizer, Oregon School
	District #24J
1,000,000	5.000%, 06/15/19 AGMC Insured
	(pre-refunded)	Aa1/AA+/NR	1,009,690

11 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School District (continued)
	Wasco County, Oregon School
	District #12 (The Dalles)
$1,400,000	5.500%, 06/15/17 AGMC Insured	A2/AA-/NR	$1,576,638
1,790,000	5.500%, 06/15/20 AGMC Insured	A2/AA-/NR	2,090,989
	Washington County, Oregon School
	District #48J (Beaverton)
2,275,000	4.000%, 06/15/23 Series B	Aa1/AA+/NR	2,499,952
4,290,000	4.000%, 06/15/24 Series B	Aa1/AA+/NR	4,628,781
2,750,000	4.000%, 06/15/25	Aa1/AA+/NR	2,950,558
1,280,000	5.000%, 06/01/31 AGC Insured	Aa3/AA/NR	1,386,854
1,000,000	5.125%, 06/01/36 AGC Insured	Aa3/AA/NR	1,084,920
	Washington Multnomah & Yamhill
	Counties, Oregon School
	District #1J (Hillsboro)
1,535,000	4.000%, 06/15/25	Aa1/NR/NR	1,652,735
	Yamhill County, Oregon School
	District #40 (McMinnville)
1,205,000	5.000%, 06/15/19 AGMC Insured
	(pre-refunded)	Aa1/NR/NR	1,364,976
1,375,000	5.000%, 06/15/22 AGMC Insured
	(pre-refunded)	Aa1/NR/NR	1,557,545
	Total School Districts		121,450,368

	Special District (2.1%)
	Bend, Oregon Metropolitan Park &
	Recreational District
1,430,000	4.000%, 06/01/27	Aa3/NR/NR	1,484,440
	Metro, Oregon
1,100,000	5.000%, 06/01/18	Aaa/AAA/NR	1,236,191
4,000,000	4.000%, 06/01/26 Series A	Aaa/AAA/NR	4,296,520
	Tualatin Hills, Oregon Park &
	Recreational District
1,000,000	4.250%, 06/01/24	Aa1/AA/NR	1,109,790
	Tualatin Valley, Oregon Fire & Rescue
	Rural Fire Protection District
1,235,000	4.000%, 06/01/26	Aaa/NR/NR	1,320,586
1,170,000	4.000%, 06/01/27	Aaa/NR/NR	1,247,969
	Total Special District		10,695,496

12 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	State of Oregon (8.7%)
	Oregon State Alternative Energy Project
$1,255,000	4.750%, 04/01/29 Series B	Aa1/AA+/AA+	$1,344,130
500,000	6.000%, 10/01/29 Series B	Aa1/AA+/AA+	575,105
	Oregon State Department of
	Administrative Services
3,270,000	5.000%, 11/01/27 Series C	Aa2/AA/AA	3,667,763
2,155,000	5.000%, 11/01/28 Series C	Aa2/AA/AA	2,406,467
5,000,000	5.125%, 05/01/33	Aa2/AA/AA	5,310,300
	Oregon State Department of
	Administrative Services
2,000,000	5.000%, 11/01/20 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	2,151,140
2,660,000	5.000%, 11/01/23 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	2,970,555
2,945,000	5.000%, 11/01/24 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	3,288,829
1,475,000	5.000%, 11/01/26 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	1,647,206
3,880,000	5.000%, 11/01/27 NPFG/ FGIC
	Insured (pre-refunded)	Aa2/AA/AA	4,332,990
	Oregon State Department of
	Administrative Services, Oregon
	Opportunity Refunding
6,210,000	5.000%, 12/01/19	Aa1/AA+/AA+	7,344,567
	Oregon State Refunding
3,000,000	5.000%, 05/01/23 Series L	Aa1/AA+/AA+	3,539,100
1,125,000	5.000%, 05/01/24 Series L	Aa1/AA+/AA+	1,312,740
	Oregon State Refunding Various
	Projects
2,125,000	4.000%, 05/01/25 Series O	Aa1/AA+/AA+	2,274,961
	Oregon State Various Projects
1,470,000	4.000%, 11/01/26 Series M	Aa1/AA+/AA+	1,563,815
	Total State of Oregon		43,729,668

	Water & Sewer (0.9%)
	Gearheart, Oregon
1,060,000	4.500%, 03/01/26 AGMC Insured	A2/NR/NR	1,150,280
	Pacific City, Oregon Joint
	Water - Sanitary Authority
1,830,000	4.800%, 07/01/27	NR/NR/NR*	1,862,318

13 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Rockwood, Oregon Water Peoples
	Utility District Water Revenue
	Refunding
$1,270,000	4.250%, 08/15/26	A1/NR/NR	$1,394,435
	Total Water & Sewer		4,407,033
	Total General Obligation Bonds		246,764,802

	Revenue Bonds (48.1%)

	City & County (5.2%)
	Local Oregon Capital Assets Program
	COP Cottage Grove
2,375,000	5.000%, 09/15/25 Series 2013A	Baa2/NR/NR	2,525,076
	Newport, Oregon Urban Renewal
	Obligations, Refunding
565,000	4.500%, 06/15/22 Series B	NR/AA-/NR	609,612
	Portland, Oregon
2,975,000	zero coupon, 06/01/15	Aa1/NR/NR	2,939,389
	Portland, Oregon Revenue Refunding
	Limited Tax, Oregon Convention
	Center
2,825,000	5.000%, 06/01/24	Aa1/NR/NR	3,235,501
4,265,000	5.000%, 06/01/27	Aa1/NR/NR	4,793,306
	Portland, Oregon Revenue Refunding
	Limited Tax
1,000,000	4.000%, 04/01/22 Series A	Aa1/NR/NR	1,070,020
	Portland, Oregon River District Urban
	Renewal and Redevelopment
1,600,000	5.000%, 06/15/22 Series B	A1/NR/NR	1,818,560
1,830,000	5.000%, 06/15/23 Series B	A1/NR/NR	2,060,214
	Portland, Oregon Urban Renewal and
	Redevelopment, Refunding, North
	Macadam
1,000,000	4.000%, 06/15/25 Series B	A1/NR/NR	1,008,710
	Portland, Oregon Urban Renewal Tax
	Allocation (Interstate Corridor)
1,890,000	5.250%, 06/15/20 NPFG/ FGIC
	Insured	A1/NR/NR	1,936,059
1,810,000	5.250%, 06/15/21 NPFG/ FGIC Insured	A1/NR/NR	1,848,734
2,030,000	5.000%, 06/15/23 NPFG/ FGIC
	Insured	A1/NR/NR	2,065,850
	Total City & County		25,911,031

14 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (2.0%)
	Eugene, Oregon Electric Utility
$5,635,000	5.000%, 08/01/30	Aa3/AA-/A+	$5,999,415
	Eugene, Oregon Electric Utility
	Refunding System
2,000,000	5.000%, 08/01/27 Series A	Aa3/AA-/A+	2,252,880
	Northern Wasco County, Oregon
	Peoples Utility District, McNary
	Dam Fishway Hydroelectric Project,
	Refunding
1,585,000	5.000%, 12/01/21 Series A	NR/AA-/NR	1,825,064
	Total Electric		10,077,359

	Higher Education (7.1%)
	Forest Grove, Oregon Campus
	Improvement (Pacific University
	Project)
1,500,000	6.000%, 05/01/30 (pre-refunded)	NR/BBB/NR	1,506,765
	Forest Grove, Oregon
	(Pacific University)
4,000,000	5.000%, 05/01/22 Radian Insured	NR/BBB/NR	4,078,160
	Forest Grove, Oregon Student
	Housing (Oak Tree Foundation)
5,750,000	5.500%, 03/01/37	NR/NR/NR*	5,603,605
	Oregon State Facilities Authority
	(Lewis & Clark College Project)
1,000,000	5.250%, 10/01/24 Series A	A3/A-/NR	1,121,490
3,000,000	5.000%, 10/01/27 Series A	A3/A-/NR	3,240,990
	Oregon State Facilities Authority
	(Linfield College Project)
2,830,000	5.000%, 10/01/20 Series A 2005	Baa1/NR/NR	2,897,920
2,115,000	5.000%, 10/01/25 Series A 2005	Baa1/NR/NR	2,146,915
1,220,000	5.000%, 10/01/31 Series A 2010	Baa1/NR/NR	1,251,256
	Oregon State Facilities Authority
	Revenue Refunding (Reed College
	Project)
1,500,000	5.000%, 07/01/29 Series A	Aa2/AA-/NR	1,647,195
	Oregon State Facilities Authority
	(University of Portland)
3,000,000	5.000%, 04/01/32	NR/BBB+/NR	3,008,610

15 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Oregon State Facilities Authority
	(Willamette University)
$1,000,000	4.000%, 10/01/24	NR/A/NR	$1,030,100
2,500,000	5.000%, 10/01/32	NR/A/NR	2,586,550
	Portland, Oregon Economic
	Development (Broadway Project)
5,000,000	6.500%, 04/01/35	A1/A/NR	5,588,250
	Total Higher Education		35,707,806

	Hospital (11.2%)
	Deschutes County, Oregon Hospital
	Facilities Authority (Cascade Health)
3,500,000	8.000%, 01/01/28	A2/NR/NR	4,252,745
3,250,000	5.375%, 01/01/35 AMBAC Insured .	A2/NR/NR	3,437,362
	Medford, Oregon Hospital Facilities
	Authority Revenue Refunding,
	Asante Health Systems
9,000,000	5.500%, 08/15/28 AGMC Insured	NR/AA-/NR	9,927,090
	Multnomah County, Oregon Hospital
	Facilities Authority (Adventist
	Health/West)
500,000	5.000%, 09/01/21	NR/A/A	549,330
	Multnomah County, Oregon Hospital
	Facilities Authority (Providence
	Health System)
1,390,000	5.250%, 10/01/22 (pre-refunded)	Aa2/AA/NR	1,425,028
	Oregon Health Sciences University
11,550,000	zero coupon, 07/01/21 NPFG Insured	A1/A+/A+	9,086,732
2,000,000	5.000%, 07/01/23 Series A	A1/A+/A+	2,296,440
4,500,000	5.750%, 07/01/39 Series A	A1/A+/A+	4,994,685
	Oregon State Facilities Authority
	Revenue Refunding, Legacy Health
	Systems
2,000,000	4.250%, 03/15/17	A1/A+/NR	2,186,640
3,000,000	4.500%, 03/15/18	A1/A+/NR	3,363,510
1,000,000	4.750%, 03/15/24	A1/A+/NR	1,058,880
1,000,000	5.000%, 03/15/30	A1/A+/NR	1,055,720

16 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Oregon State Facilities Authority
	Revenue Refunding, Samaritan
	Health Services
$1,500,000	4.375%, 10/01/20	NR/BBB+/NR	$1,628,265
2,000,000	4.500%, 10/01/21	NR/BBB+/NR	2,156,240
1,520,000	5.000%, 10/01/23	NR/BBB+/NR	1,652,346
1,795,000	4.875%, 10/01/25	NR/BBB+/NR	1,892,451
2,000,000	5.000%, 10/01/30	NR/BBB+/NR	2,055,780
	Salem, Oregon Hospital Facility
	Authority (Salem Hospital)
2,000,000	5.750%, 08/15/23	NR/A/A	2,205,360
1,075,000	5.000%, 08/15/27 Series A	NR/A/A	1,110,034
	Total Hospital		56,334,638

	Housing (1.0%)
	Clackamas County, Oregon Housing
	Authority Multifamily Housing
	Revenue (Easton Ridge Apartments
	Project)
1,310,000	4.000%, 09/01/27 Series A	Aa3/NR/NR	1,318,764
	Portland, Oregon Urban Renewal and
	Redevelopment, Interstate Corridor
1,390,000	5.000%, 06/15/27 Series B	A2/NR/NR	1,470,787
	State of Oregon Housing and
	Community Services
1,375,000	4.650%, 07/01/25	Aa2/NR/NR	1,396,203
970,000	5.350%, 07/01/30	Aa2/NR/NR	1,007,529
	Total Housing		5,193,283

	Lottery (3.8%)
	Oregon State Department of
	Administration Services (Lottery
	Revenue)
2,700,000	5.000%, 04/01/19 AGMC Insured
	(pre-refunded)	Aa2/AAA/AA-	2,700,000
1,500,000	5.000%, 04/01/25 Series B	Aa2/AAA/NR	1,724,475
7,300,000	5.250%, 04/01/26	Aa2/AAA/NR	8,443,983
3,000,000	5.000%, 04/01/27 AGMC Insured	Aa2/AAA/A+	3,254,850
2,500,000	5.000%, 04/01/29	Aa2/AAA/NR	2,834,425
	Total Lottery		18,957,733

17 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Transportation (5.0%)
	Jackson County, Oregon Airport
	Revenue
$750,000	5.250%, 12/01/32 Syncora
	Guarantee, Inc. Insured	Baa1/NR/NR	$777,967
	Oregon State Department
	Transportation Highway Usertax
1,200,000	5.000%, 11/15/22 Series A
	(pre-refunded)	Aa1/AAA/AA+	1,235,856
1,260,000	5.000%, 11/15/23 Series A
	(pre-refunded)	Aa1/AAA/AA+	1,297,649
1,000,000	5.000%, 11/15/29 Series A
	(pre-refunded)	Aa1/AAA/AA+	1,029,880
	Oregon State Department
	Transportation Highway Usertax,
	Senior Lien
1,865,000	5.000%, 11/15/23 Series A	Aa1/AAA/AA+	2,149,524
2,000,000	4.625%, 11/15/25 Series A	Aa1/AAA/AA+	2,242,700
1,000,000	5.000%, 11/15/26 Series A	Aa1/AAA/AA+	1,177,860
3,540,000	4.625%, 11/15/26 Series A	Aa1/AAA/AA+	3,736,682
2,155,000	5.000%, 11/15/28 Series A	Aa1/AAA/AA+	2,321,258
	Tri-County Metropolitan
	Transportation District, Oregon
	Capital Grant Receipt
1,685,000	5.000%, 10/01/24 Series A	A2/A/NR	1,886,880
3,480,000	5.000%, 10/01/26 Series A	A2/A/NR	3,855,353
3,000,000	5.000%, 10/01/27 Series A	A2/A/NR	3,313,110
	Total Transportation		25,024,719

	Water and Sewer (12.8%)
	Ashland, Oregon Refunding
1,025,000	4.000%, 05/01/17 AGMC Insured	NR/AA/NR	1,116,338
	Grants Pass, Oregon
1,000,000	4.000%, 12/01/23	NR/AA-/NR	1,084,480
	Klamath Falls, Oregon Water
1,575,000	5.500%, 07/01/16 AGMC Insured	A2/AA-/NR	1,642,930
	Lane County, Oregon Metropolitan
	Wastewater
2,500,000	5.250%, 11/01/28	Aa2/AA/NR	2,693,375
	Madras, Oregon
725,000	4.500%, 02/15/27	Baa1/NR/NR	746,888

18 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water and Sewer (continued)
	Portland, Oregon Sewer System,
	Second Lien
$3,005,000	5.000%, 03/01/28 Series A	Aa3/AA-/NR	$3,381,947
	Portland Oregon Sewer System
	Revenue Refunding Second Lien
5,000,000	5.000%, 06/15/33 Series B	Aa3/AA-/NR	5,306,400
	Portland, Oregon Sewer System
4,595,000	5.000%, 06/01/17 AGMC Insured	Aa2/AA/NR	4,814,825
4,410,000	5.000%, 06/15/25 NPFG Insured	Aa3/AA-/NR	4,732,768
4,630,000	5.000%, 06/15/26 NPFG Insured	Aa3/AA-/NR	4,965,721
1,610,000	5.000%, 06/15/27 NPFG Insured	Aa3/AA-/NR	1,725,662
	Portland, Oregon Water System
	Revenue Refunding
1,275,000	4.000%, 05/01/25 Series A	Aaa/NR/NR	1,357,008
	Prineville, Oregon Refunding
1,255,000	4.400%, 06/01/29 AGMC Insured	NR/AA/NR	1,338,232
	Salem, Oregon Water & Sewer
1,000,000	5.375%, 06/01/15 AGMC Insured ETM	Aa3/AA-/NR	1,059,980
	Seaside, Oregon Wastewater System
1,000,000	4.250%, 07/01/26	A3/NR/NR	1,039,780
	Sunrise Water Authority, Oregon
2,630,000	5.000%, 03/01/19 AGMC Insured	A2/AA-/NR	2,636,154
1,350,000	5.250%, 03/01/24 AGMC Insured	A2/AA-/NR	1,352,619
1,000,000	5.000%, 09/01/25 Syncora
	Guarantee, Inc	NR/NR/NR*	1,014,380
	Tigard, Oregon Water System
	Revenue Refunding
2,025,000	4.000%, 08/01/21	A1/AA-/NR	2,255,870
2,565,000	5.000%, 08/01/24	A1/AA-/NR	2,973,220
	Washington County, Oregon Clean
	Water Services
2,235,000	5.250%, 10/01/15 NPFG Insured	Aa2/AA/NR	2,401,597
4,000,000	5.000%, 10/01/28	Aa2/AA/NR	4,421,680
	Washington County, Oregon Clean
	Water Services Sewer Revenue
	Senior Lien
1,010,000	4.000%, 10/01/22 Series B	Aa2/AA/NR	1,094,981
1,500,000	4.000%, 10/01/23 Series B	Aa2/AA/NR	1,611,465
2,850,000	4.000%, 10/01/26 Series B	Aa2/AA/NR	3,006,693
2,745,000	4.000%, 10/01/28 Series B	Aa2/AA/NR	2,869,788

19 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
SCHEDULE OF INVESTMENTS (continued)
MARCH 31, 2014

			Rating
			Moody’s, S&P
Principal			and Fitch
Amount		Revenue Bonds (continued)	(unaudited)	Value

		Water and Sewer (continued)
		Woodburn, Oregon Wastewater
		Revenue Refunding
$1,090,000		5.000%, 03/01/21 Series A	A2/NR/NR	$1,211,470
		Total Water and Sewer		63,856,251
		Total Revenue Bonds		241,062,820
		Total Investments (cost $464,111,980 -
		note 4)	97.4%	487,827,622
		Other assets less liabilities	2.6	13,211,539
		Net Assets	100.0%	$501,039,161

	*
Any security not rated (“NR”) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or “Credit Rating Agency”) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

Portfolio Distribution by Quality Rating (unaudited)	Portfolio†
Aaa of Moody’s or AAA of S&P	8.1%
Pre-refunded bonds †† / Escrowed to Maturity bonds	8.6
Aa of Moody’s, AA of S&P or Fitch	59.5
A of Moody’s, S&P or Fitch	16.4
Baa of Moody’s or BBB of S&P	5.5
Not rated*	1.9
100.0%

†	Where applicable, calculated using the highest rating of the three NRSROs.
††	Pre-refunded bonds are bonds for which U.S. Government Obligations usually have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:
AGC - Assured Guaranty Insurance
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corporation
COP - Certificates of Participation
ETM - Escrowed to Maturity
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated

See accompanying notes to financial statements.

20 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF ASSETS AND LIABILITIES
YEAR ENDEDMARCH 31, 201430, 2012

ASSETS
Investments at value (cost $464,111,980)	$487,827,622
Cash	6,658,800
Interest receivable	6,853,206
Receivable for Trust shares sold	450,822
Other assets	59,779
Total assets	501,850,229
LIABILITIES
Payable for Trust shares redeemed	271,654
Dividends payable	235,962
Management fees payable	168,167
Distribution and service fees payable	11,920
Accrued expenses payable	123,365
Total liabilities	811,068
NET ASSETS	$501,039,161

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par
value $0.01 per share	$455,212
Additional paid-in capital	478,116,519
Net unrealized appreciation on investments (note 4)	23,715,642
Undistributed net investment income	267,969
Accumulated net realized loss on investments	(1,516,181)
	$501,039,161

CLASS A
Net Assets	$385,100,843
Capital shares outstanding	34,981,442
Net asset value and redemption price per share	$11.01
Maximum offering price per share (100/96 of $11.01)	$11.47

CLASS C
Net Assets	$29,169,994
Capital shares outstanding	2,652,079
Net asset value and offering price per share	$11.00
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase)	$11.00	*

CLASS Y
Net Assets	$86,768,324
Capital shares outstanding	7,887,675
Net asset value, offering and redemption price per share	$11.00

See accompanying notes to financial statements.

21 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2014

Investment Income:

Interest income		$20,131,742

Expenses:

Management fees (note 3)	$2,067,056
Distribution and service fees (note 3)	926,515
Transfer and shareholder servicing agent fees	256,278
Trustees’ fees and expenses (note 7)	249,270
Legal fees	227,462
Shareholders’ reports and proxy statements	59,170
Custodian fees (note 6)	36,560
Registration fees and dues	27,042
Insurance	26,543
Auditing and tax fees	22,800
Chief compliance officer services (note 3)	5,526
Miscellaneous	52,882
Total expenses	3,957,104

Management fees waived (note 3)	(23,351)
Expenses paid indirectly (note 6)	(95)
Net expenses		3,933,658
Net investment income		16,198,084

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(1,517,458)
Change in unrealized appreciation on
investments	(16,585,351)

Net realized and unrealized gain (loss) on
investments		(18,102,809)
Net change in net assets resulting from
operations		$(1,904,725)

See accompanying notes to financial statements.

22 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Six Months Ended	Year Ended
	March 31, 2014	March 31, 2013†	September 30, 2012
OPERATIONS:
Net investment income	$16,198,084	$8,321,790	$16,522,680
Net realized gain (loss) from
securities transactions	(1,517,458)	82,033	2,522,836
Change in unrealized appreciation
on investments	(16,585,351)	(5,674,924)	16,001,761
Change in net assets resulting
from operations	(1,904,725)	2,728,899	35,047,277

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(12,574,164)	(6,503,519)	(13,021,908)
Net realized gain on
investments	(63,120)	(1,699,647)	–

Class C Shares:
Net investment income	(759,452)	(431,433)	(778,958)
Net realized gain on
investments	(4,918)	(156,809)	–

Class Y Shares:
Net investment income	(2,838,065)	(1,374,077)	(2,679,809)
Net realized gain on
investments	(13,788)	(336,740)	–
Change in net assets from
distributions	(16,253,507)	(10,502,225)	(16,480,675)

CAPITAL SHARE TRANSACTIONS (note 8):
Proceeds from shares sold	65,348,210	44,481,773	84,694,490
Reinvested dividends and
distributions	11,472,370	7,473,829	10,296,809
Cost of shares redeemed	(110,577,693)	(31,722,298)	(52,022,893)
Change in net assets from
capital share transactions	(33,757,113)	20,233,304	42,968,406

Change in net assets	(51,915,345)	12,459,978	61,535,008

NET ASSETS:
Beginning of period	552,954,506	540,494,528	478,959,520
End of period*	$501,039,161	$552,954,506	$540,494,528
* Includes undistributed net
investment income of:	$267,969	$242,877	$230,091

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31.
The information presented is for the period October 1, 2012 to March 31, 2013.

See accompanying notes to financial statements.

23 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2014

1. Organization

     Aquila Tax-Free Trust of Oregon (the “Trust”) (from inception until the close of business on October 11, 2013, the Trust operated under the name Tax-Free Trust of Oregon) is the sole portfolio of The Cascades Trust. The Cascades Trust (the “Business Trust”) is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)
Fair value measurements: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust’s investments and are summarized in the following fair value hierarchy:

24 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Trust’s investments, used to value the Trust’s net assets as of March 31, 2014:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable
Inputs –Municipal Bonds*	487,827,622
Level 3 – Significant Unobservable Inputs	–
Total	$487,827,622

*See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Trust to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

25 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

Management has reviewed the tax positions for each of the open tax years (2011-2013) or expected to be taken in the Trust’s 2014 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On March 31, 2014, the Trust decreased undistributed net investment income by $1,311, decreased accumulated net realized loss on investments by $1,478 and decreased paid-in capital by $167 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Trust’s founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-today portfolio management. The Manager’s services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of net assets of the Trust. Beginning on January 1, 2011, the Manager determined to contractually waive its fees to the extent necessary in order to pass savings through to the shareholders recognized under the Sub-Advisory Agreement (as described below) such that its fees are as follows: the annual rate shall be equivalent to 0.40% of net assets of the Trust up to $400 million; 0.38% of the Trust’s net assets above that amount to $1 billion and 0.36% of the Trust’s net assets above $1 billion. For the year ended March 31, 2014, the Trust incurred management fees of $2,067,056, of which $23,351 was waived.

26 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Kirkpatrick Pettis Capital Management (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% of net assets of the Trust up to $400 million; 0.16% of net assets above $400 million up to $1 billion; and 0.14% of net assets above $1 billlion.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Trust for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust’s shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust’s average net assets represented by Class A Shares. For the year ended March 31, 2014, distribution fees on Class A Shares amounted to $597,100 of which the Distributor retained $23,691.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $247,061. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust’s average net assets represented by Class C Shares and for the year ended March 31, 2014, amounted to $82,354. The total of these payments made with respect to Class C Shares amounted to $329,415 of which the Distributor retained $72,047.

     Specific details about the Plans are more fully defined in the Trust’s Prospectus and Statement of Additional Information.

27 | Aquila Tax-Free Trust of Oregon

     AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Trust’s shares are sold primarily through the facilities of these intermediaries having offices within Oregon, with the bulk of any sales commissions inuring to such intermediaries. For the year ended March 31, 2014, total commissions on sales of Class A Shares amounted to $644,041 of which the Distributor received $113,708.

4. Purchases and Sales of Securities

     During the year ended March 31, 2014, purchases of securities and proceeds from the sales of securities aggregated $23,725,846 and $58,822,402, respectively.

     At March 31, 2014, the aggregate tax cost for all securities was $463,844,011. At March 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $26,201,705 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,218,094 for a net unrealized appreciation of $23,983,611.

5. Portfolio Orientation

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers’ ability to meet their obligations. For example, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuers to pay interest and principal on their obligations.

6. Expenses

     The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. Trustees’ Fees and Expenses

     At March 31, 2014 there were 7 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’ service fees (for carrying out their responsibilities) and attendance fees paid during the year ended March 31, 2014 was $208,132. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such as Audit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended March 31, 2014, such meeting-related expenses amounted to $41,138.

28 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

8. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

		Six Months
	Year Ended	Ended	Year Ended
	March 31, 2014	March 31, 2013†	September 30, 2012
SHARES
Class A Shares:
Shares sold	3,085,939	2,403,021	4,298,384
Reinvested dividends and
distributions	829,319	517,684	733,155
Shares redeemed	(6,290,512)	(1,916,583)	(2,893,087)
Net change	(2,375,254)	1,004,122	2,138,452
Class C Shares:
Shares sold	389,545	418,499	1,283,173
Reinvested dividends and
distributions	56,768	40,490	49,403
Shares redeemed	(1,239,170)	(286,525)	(517,711)
Net change	(792,857)	172,464	814,865
Class Y Shares:
Shares sold	2,441,170	1,048,609	1,888,049
Reinvested dividends and
distributions	158,894	92,977	125,029
Shares redeemed	(2,546,137)	(557,959)	(1,186,848)
Net change	53,927	583,627	826,230
Total transactions in
Trust shares	(3,114,184)	1,760,213	3,779,547
DOLLARS
Class A Shares:
Proceeds from shares sold	$34,167,503	$27,641,772	$48,821,795
Reinvested dividends and
distributions	9,103,989	5,942,752	8,316,442
Cost of shares redeemed	(69,045,695)	(22,009,651)	(32,761,551)
Net change	(25,774,203)	11,574,873	24,376,686
Class C Shares:
Proceeds from shares sold	4,300,694	4,818,034	14,532,028
Reinvested dividends and
distributions	622,798	464,411	560,212
Cost of shares redeemed	(13,627,075)	(3,287,373)	(5,849,065)
Net change	(8,703,583)	1,995,072	9,243,175
Class Y Shares:
Proceeds from shares sold	26,880,013	12,021,967	21,340,667
Reinvested dividends and
distributions	1,745,583	1,066,666	1,420,155
Cost of shares redeemed	(27,904,923)	(6,425,274)	(13,412,277)
Net change	720,673	6,663,359	9,348,545
Total transactions in
Trust shares	$(33,757,113)	$20,233,304	$42,968,406

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31.
The information presented is for the period October 1, 2012 to March 31, 2013.

29 | Aquila Tax-Free Trust of Oregon

     AQUILA TAX-FREE TRUST OF OREGON
NOTES TO FINANCIAL STATEMENTS (continued)
MARCH 31, 2014

9. Securities Traded on a When-Issued Basis

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust’s net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. As a result of the passage of the Regulated Investment Company Act of 2010 (the “Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At March 31, 2014, the Trust had capital loss carry forwards of $1,225,141 of which $1,165,296 is short-term and $59,845 is long-term with no expiration date.

     As of March 31, 2014, the Trust had October capital loss deferrals of $291,040 which will be recognized in the following year.

     The tax character of distributions was as follows:

	Year	Six Months	Year
	Ended	Ended	Ended
	March 31, 2014	March 31, 2013	Sept. 30, 2013
Net tax-exempt income	$16,171,681	$8,309,029	$16,425,024
Ordinary income	–	–	55,651
Capital gain	81,826	2,193,196	–
	$16,253,507	$10,502,225	$16,480,675

     As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$23,983,611
Undistributed tax-exempt income	235,962
Accumulated net loss on investments	(1,225,141)
Other temporary differences	(527,002)
$22,467,430

     The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid and the tax treatment of discount amortization.

30 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year	Six Months		Year Ended September 30,
	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$11.37	$11.53		$11.12	$11.18	$11.05	$10.11
Income (loss) from investment operations:
Net investment income(1)	0.35	0.18		0.37	0.38	0.40	0.42
Net gain (loss) on securities (both
realized and unrealized)	(0.36)	(0.11)		0.41	(0.06)	0.13	0.94
Total from investment operations	(0.01)	0.07		0.78	0.32	0.53	1.36
Less distributions (note 10):
Dividends from net investment income	(0.35)	(0.18)		(0.37)	(0.38)	(0.40)	(0.42)
Distributions from capital gains	– (4)	(0.05)		–	–	–	–
Total distributions	(0.35)	(0.23)		(0.37)	(0.38)	(0.40)	(0.42)
Net asset value, end of period	$11.01	$11.37		$11.53	$11.12	$11.18	$11.05
Total return(not reflecting sales charge)	(0.04)%	0.54	%(2)	7.14%	3.05%	4.95%	13.74%
Ratios/supplemental data
Net assets, end of period (in millions)	$385	$425		$419	$380	$400	$370
Ratio of expenses to average net assets	0.73%	0.71	%(3)	0.74%	0.76%	0.72%	0.73%
Ratio of net investment income to
average net assets	3.16%	3.08	%(3)	3.29%	3.55%	3.65%	4.02%
Portfolio turnover rate	5%	3	%(2)	8%	15%	9%	15%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.74%	0.72	%(3)	0.75%	0.76%	–	–
Ratio of net investment income to
average net assets	3.16%	3.07	%(3)	3.28%	3.55%	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.73%	0.71	%(3)	0.74%	0.76%	0.72%	0.73%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31.
The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

31 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year	Six Months		Year Ended September 30,
	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$11.36	$11.52		$11.11	$11.17	$11.04	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.25	0.13		0.27	0.29	0.30	0.33
Net gain (loss) on securities (both
realized and unrealized)	(0.36)	(0.11)		0.42	(0.06)	0.14	0.94
Total from investment operations	(0.11)	0.02		0.69	0.23	0.44	1.27
Less distributions (note 10):
Dividends from net investment income	(0.25)	(0.13)		(0.28)	(0.29)	(0.31)	(0.33)
Distributions from capital gains	– (4)	(0.05)		–	–	–	–
Total distributions	(0.25)	(0.18)		(0.28)	(0.29)	(0.31)	(0.33)
Net asset value, end of period	$11.00	$11.36		$11.52	$11.11	$11.17	$11.04
Total return(not reflecting CDSC)	(0.89)%	0.11	%(2)	6.24%	2.18%	4.07%	12.79%
Ratios/supplemental data
Net assets, end of period (in millions)	$29	$39		$38	$27	$29	$22
Ratio of expenses to average net assets	1.58%	1.56	%(3)	1.59%	1.61%	1.57%	1.58%
Ratio of net investment income to
average net assets	2.31%	2.23	%(3)	2.42%	2.70%	2.78%	3.15%
Portfolio turnover rate	5%	3	%(2)	8%	15%	9%	15%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	1.59%	1.57	%(3)	1.59%	1.61%	–	–
Ratio of net investment income to
average net assets	2.31%	2.22	%(3)	2.42%	2.70%	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.56	%(3)	1.59%	1.61%	1.57%	1.58%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31.
The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

32 | Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year	Six Months		Year Ended September 30,
	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010	2009
Net asset value, beginning of period	$11.36	$11.52		$11.11	$11.18	$11.04	$10.10
Income (loss) from investment operations:
Net investment income(1)	0.36	0.18		0.39	0.40	0.42	0.44
Net gain (loss) on securities (both
realized and unrealized)	(0.36)	(0.11)		0.41	(0.07)	0.14	0.93
Total from investment operations	–	0.07		0.80	0.33	0.56	1.37
Less distributions (note 10):
Dividends from net investment income	(0.36)	(0.18)		(0.39)	(0.40)	(0.42)	(0.43)
Distributions from capital gains	– (4)	(0.05)		–	–	–	–
Total distributions	(0.36)	(0.23)		(0.39)	(0.40)	(0.42)	(0.43)
Net asset value, end of period	$11.00	$11.36		$11.52	$11.11	$11.18	$11.04
Total return	0.11%	0.61	%(2)	7.30%	3.11%	5.21%	13.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$87	$89		$84	$71	$95	$85
Ratio of expenses to average net assets	0.58%	0.56	%(3)	0.59%	0.61%	0.57%	0.58%
Ratio of net investment income to
average net assets	3.31%	3.23	%(3)	3.44%	3.70%	3.80%	4.16%
Portfolio turnover rate	5%	3	%(2)	8%	15%	9%	15%

The expense and net investment income ratios without the effect of the contractual waiver of management fees were (note 3):

Ratio of expenses to average net assets	0.59%	0.57	%(3)	0.60%	0.61%	–	–
Ratio of net investment income to
average net assets	3.31%	3.22	%(3)	3.43%	3.70%	–	–

The expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.56	%(3)	0.59%	0.61%	0.57%	0.58%
______________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	Not annualized.
(3)	Annualized.
(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31.
The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

See accompanying notes to financial statements.

33 | Aquila Tax-Free Trust of Oregon

Additional Information (unaudited)

Trustees(1)
and Officers

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None

34 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Gary C. Cornia St. George, UT (1948)	Trustee since 2002	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013 and Associate Dean, 1991-2000; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; member, Utah Governor’s Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Edmund P. Jensen Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR

John W. Mitchell Lake Oswego, OR (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor’s Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor’s Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.

Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; and Shaw Venture Partners III, 1994-2005.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company, Rentrak Corporation; formerly director, Schnitzer Steel Industries, Inc., Telestream, Inc., One-toOne Interactive, Optimum Energy Co.

35 | Aquila Tax-Free Trust of Oregon

Name, Address(2) and Year of Birth	Positions Held with Fund and Length of Service(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(4) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Nancy Wilgenbusch Marylhurst, OR (1947)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments

______________________
(1) The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2) The mailing address of each Trustee and officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.
(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.
(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.
(6) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Trustees Emeritus(3)

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston; trustee of various cultural, educational and civic organizations.

36 | Aquila Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Trustees Emeritus(3)

David B. Frohnmayer Eugene, OR (1940)	Trustee Emeritus since 2003
President Emeritus and formerly President (1994-2009), University of Oregon; former Dean of the University of Oregon Law School and former Attorney General of the State of Oregon; Trustee, Aquila Tax-Free Trust of Oregon, 1997-2003.

Patricia L. Moss Bend, OR (1953)	Trustee Emerita since 2005
President and Chief Executive Officer, Cascade Bancorp and Bank of the Cascades since 1998; Director, Cascade Bancorp; Director, MDU Resources; Trustee, Aquila Tax-Free Trust of Oregon, 2002-2005; active in community and educational organizations.

Officers(4)

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

37 | Aquila Tax-Free Trust of Oregon

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998 and Aquila Funds Trust since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

______________________
(1) The mailing address of each officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2) The term of office of each officer is one year.
(3) A Trustee Emeritus may attend Board meetings but has no voting power.
(4) The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

38 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited)

     As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on October 1, 2013 and held for the six months ended March 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended March 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	2.46%	$1,000.00	$1,024.60	$3.74
Class C	2.02%	$1,000.00	$1,020.20	$8.01
Class Y	2.44%	$1,000.00	$1,024.40	$2.98

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized; as such, it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.74%, 1.59% and 0.59% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

39 | Aquila Tax-Free Trust of Oregon

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended March 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.24	$3.73
Class C	5.00%	$1,000.00	$1,017.00	$8.00
Class Y	5.00%	$1,000.00	$1,021.99	$2.97

(1)
Expenses are equal to the annualized expense ratio of 0.74%, 1.59% and 0.59% for the Trust’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period)

40 | Aquila Tax-Free Trust of Oregon

Shareholder Meeting Results (unaudited)

     The Annual Meeting of Shareholders of Aquila Tax-Free Trust of Oregon (the “Trust”) was held on April 10, 2014. The holders of shares representing 99% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes are presented below).

1.	To elect Trustees.

	Dollar Amount of Votes:

Trustee	For	Withheld
Gary C. Cornia	$491,232,748	$2,759,627
James A. Gardner	$490,989,942	$3,002,433
Diana P. Herrmann	$491,071,640	$2,920,735
Edmund P. Jensen	$491,147,155	$2,845,220
John W. Mitchell	$491,155,974	$2,836,401
Ralph R. Shaw	$491,158,842	$2,833,533
Nancy Wilgenbusch	$491,079,023	$2,913,352

2.	To ratify the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm.

Dollar Amount of Votes:

For	Against	Abstain
$484,377,377	$1,374,261	$8,240,639

41 | Aquila Tax-Free Trust of Oregon

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust’s portfolio holdings schedule for the most recently completed period by visiting the Trust’s website at www.aquilafunds.com. The Trust may also disclose other portfolio holdings as of a specified date (currently the Trust discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Trust’s portfolio other than in your shareholder reports, please check our website at www. aquilafunds.com or call us at 1-800-437-1020.

     The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     During the 12 month period ended June 30, 2013, the Trust did not hold any portfolio securities for which the Trust was entitled to participate in proxy voting. Applicable regulations require us to inform you that the Trust’s proxy voting information is available on the SEC website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

     For the fiscal year ended March 31, 2014, $16,171,681 of dividends paid by Aquila Tax-Free Trust of Oregon, constituting 99.50% of total dividends paid, were exempt-interest dividends; $81,826 of dividends paid, constituting 0.50% of total dividends paid, were capital gain distributions.

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

42 | Aquila Tax-Free Trust of Oregon

PRIVACY NOTICE (unaudited)

Aquila Tax-Free Trust of Oregon

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Investment Management LLC
Aquila Distributors, Inc.

This Privacy Policy also has been adopted by Aquila Investment Management LLC and Aquila Distributors, Inc. and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

43 | Aquila Tax-Free Trust of Oregon

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
2 Centerpointe Drive, Suite 500
Lake Oswego, Oregon 97035

Board of Trustees
     James A. Gardner, Chair
Diana P. Herrmann, Vice Chair
Gary C. Cornia
Edmund P. Jensen
John W. Mitchell
Ralph R. Shaw
Nancy Wilgenbusch

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Christine L. Neimeth, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of March 31, 2014 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of  Ethics that applies to the Trust's principal executive officer(s)  and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's board of trustees has determined that Mr. Edmund P. Jensen, a member of its audit committee, is an audit committee financial expert.  Mr. Jensen is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $19,100 in 2013 and $19,300 in 2014.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,400 and $3,400 in 2013 and 2014, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and  procedures (as defined in Rule 30a-2(c) under the Investment Company
Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required  disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act  of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of
1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CASCADES TRUST

By:	/s/ Diana P. Herrmann
Vice Chair, Trustee and President June 6, 2014

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President June 6, 2014

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer June 6, 2014

THE CASCADES TRUST

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act  of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.